OTCID: SSGC

SafeSpace

Fact Sheet

Applied Multimodal AI Technology That Helps Save Lives

OUR JOURNEY

Founded in 2016 as **Indè Living** and went public in 2018 as **Healthcare Integrated Technologies (Ticker: HITC)**

- Recognized Broader Safety Needs across **4 Verticals**
- Rebranded to **SafeSpace Global Corp.** (Ticker: SSGC) in 2025

VISION & MISSION

Vision: To be the global leader in applied multimodal AI technology.

Mission: To help save lives.

WHAT WE DO

SafeSpace Global, an AI-powered physical safety platform, develops applied multimodal AI technologies that enhance situational awareness and mitigate risks in critical environments.

Our platform overlays existing camera infrastructure to:

- **Identify** person, place or thing/object.
- **Detect** threat (e.g. gun/knife, elopement, banned rider, keep separate).
- **Alert** the human in the loop.

VERTICAL SOLUTIONS

Senior Living

- Elopement Detection
- Visitor Management (Safelist & Watchlist Management)
- Weapons Detection & Investigations

Education (K-12 Schools)

- Active shooter prevention using weapon detection
- Integration with 911inform
- Identify → Detect → Alert architecture
- Brandished Weapons
- License Plate Reading (LPR)
- Watchlist (Banned Person)
- Attendance / Roll call

Addiction Treatment

- Visitor Management
- Weapons Detection
- Camera Monitoring
- Emergency Alerting & Notification

Houses of Worship

- Facial Identification / Visitor Management
- Camera Monitoring
- Emergency Alerting & Notification
- Geofencing
- Integration with 911inform

MARKET OPPORTUNITY

SafeSpace operates in critical infrastructure verticals where safety, compliance, and real-time awareness are mandatory.

Target Markets Include:

- Senior Living
- Education (K-12 Schools)
- Addiction Treatment Facilities
- Houses of Worship

These sectors face increasing regulatory oversight, staffing shortages, rising liability exposure, and growing demand for proactive safety intelligence.

PATENT PORTFOLIO

SafeSpace Global maintains a growing intellectual property portfolio focused on:

- Applied multimodal AI analytics (video + audio integration)
- Real-time threat detection architecture
- Facial recognition and identity-based alerting
- Behavioral pattern analysis
- Event-triggered evidence capture systems
- Advanced fall detection

The company's technology stack is designed to create defensible differentiation in high-risk, regulated industries.

SafeSpace addresses these markets through scalable AI overlays that integrate into existing infrastructure without requiring full system replacement.

CHANNEL PARTNERS

911 INFORM

Base Molecular Resonance™ TECHNOLOGIES

www.safespaceglobal.ai investors@safespaceglobal.ai 311 S. Weisgarber Rd. Knoxville, TN 37919

OTCID: SSGC

SafeSpace Global Corporation

AI-POWERED PHYSICAL SAFETY PLATFORM | INVESTOR OVERVIEW 2026

CURRENT VERTICALS
4
HIGH-GROWTH MARKETS

FINANCIAL STRENGTH
$3M
TOTAL ASSETS*

WHY SAFESPACE WINS

- **Comprehensive Platform**: Multiple integrated use-cases vs. competitors' 1-2 features
- **Multi-Vertical Strategy:** Senior Living, Education (K-12 Schools), Addiction Treatment, and Houses of Worship
- **AI-First Model:** Camera-agnostic, applied multimodal AI with high-speed accurate GPU processing.
- **Defensible IP:** Patent portfolio creating competitive moat
- **Capital Efficient:** Licensing model requires much less capital vs. hardware competitors

FINANCIAL HIGHLIGHTS

- **Solid Liquidity Position** Cash reserves supporting operations and strategic initiatives
- **Clean Balance Sheet** Zero debt providing maximum strategic flexibility
- **Asset-Light Operations** Low overhead maximizing operational efficiency
- **Intellectual Property** 11% of assets IP
- **Capital Allocation Focus** R&D, IP development, and partnership cultivation

BUSINESS MODEL ADVANTAGES

Scalability: Expand across multiple industries without proportional cost increases.
Flexibility: Adapt to market opportunities quickly with agile structure.
Recurring Revenue: Long-term licensing agreements create predictable cash flows.
Low CapEx: No manufacturing, inventory, or heavy infrastructure requirements.

NEAR-TERM CATALYST

1. Partnership discussions for pipeline expansion
2. Pilot programs planned in target verticals
3. Product demonstrations with tier-1 prospects
4. Revenue expansion expected within 12-18 months

INVESTMENT THESIS: WHY NOW?

1. Valuable IP with Revenue-Generation
Ground-floor opportunity before commercialization inflection.

2. Capital-Efficient Path
Asset-light model minimizes burn while building value.

3. Multiple Monetization Pathways
Diversified licensing opportunities reduce risk.

Contact Information
Investor Relations: investors@safespaceglobal.ai
Partnership Inquiries: info@safespaceglobal.ai

www.safespaceglobal.ai

Ticker: SSGC
Version 07/20/2026

*This presentation is based on the company's 10-Q filing for the quarter ending April 30, 2026. Forward-looking statements involve risks and uncertainties. Investors should review complete financial statements, MD&A, and risk factors before making investment decisions. Past performance does not guarantee future results.